Exhibit 10.4

SECOND AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT BETWEEN NANOMERICS LTD. AND VIRPAX PHARMACEUTICALS, INC.

This Amendment to the Collaboration and License Agreement (this “Amendment”) is made effective as of 5/5/21 (the “Amendment Effective Date”) between Virpax Pharmaceuticals, Inc. (“Virpax”) and Nanomerics Ltd. (“Nanomerics”). Virpax and Nanomerics are each sometimes referred to herein as a “Party” and, collectively, as the “Parties.”

WHEREAS, Virpax and Nanomerics are parties to that certain Collaboration and License Agreement, dated as August 7, 2020, (the “Nanomerics License Agreement”);

WHEREAS, the Parties desire to modify certain terms of the Nanomerics License Agreement as set forth in this Amendment;

WHEREAS, any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the License Agreement. and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Amendment.

i.	The Schedule 4:Licensed Patents in Section 29 of the Nanomerics License Agreement shall be deleted and replaced in its entirety with the “Schedule 4:Licensed Patents – Amended” attached below:

2.   Term of Amendment. This Amendment shall be in effect from the Amendment Effective Date and shall continue for the term of the Nanomerics License Agreement.

3.   Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, the Nanomerics License Agreement and all provisions contained therein are, and shall continue, in full force and effect and are hereby ratified and confirmed.

4.   Integration. The Nanomerics License Agreement, as amended by this Amendment, contains the entire agreement of the Parties with regard to this Amendment and the Nanomerics License Agreement, and supersedes and replaces any prior agreements as to that matter. Neither this Amendment nor the Nanomerics License Agreement may be changed or modified, in whole or in part, except by an instrument in writing signed by the Parties.

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Schedule 4: Licensed Patents – Amended

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THIS AMENDMENT IS EXECUTED by the authorized representatives of the Parties on the dates indicated below but effective as of the Amendment Effective Date.

Signed for and on behalf of	Signed for and on behalf of

NANOMERICS LTD	VIRPAX PHARMACEUTICALS, INC

/s/ Andreas G. Schätzlein	/s/ Christopher Chipman

Name: Andreas G. Schätzlein	Name: Christopher Chipman
Title: Chief Executive Officer	Title: CFO

Date: 15 May 2021	Date: 5/5/21